                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 1998


                              THE GNI GROUP, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                        0-10735                76-0232338
(State or other jurisdiction     (Commission file number)       IRS employer
      of incorporation)                                     identification no.)



   2525 BATTLEGROUND ROAD DEER PARK, TEXAS                       77536
  (Address of principal executive offices)                     (Zip code)


      Registrant's telephone number, including area code:   (281) 930-0350

Item 5.         Other Events.

Litigation

         On June 5, 1998, an amendment to the Class Action Complaint (the "Amended Complaint"), originally filed on February 27, 1998 and previously reported under Item 5 of Form 8-K, filed with the Securities and Exchange Commission on March 9, 1998, was filed in the Chancery Court of New Castle County, Delaware against The GNI Group, Inc. (the "Company"), certain of its directors and one of its officers who is not also a director. A copy of the Amended Complaint is attached as Exhibit 99.1 to this Form 8-K.


Item 7.         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit
Number                    Identification of Exhibit
-------                   -------------------------
99.1             Class Action Complaint, William Chaffin and Marcia Chaffin, Plaintiffs, against Newton E. Dudney, M.D.,
                 Titus H. Harris, Jr.,  Carl V Rush, Jr., G. Stacy Smith, Titus H. Harris, III and The GNI Group, Inc.,
                 C.A. No. 16211-NC, (Delaware Chancery Court for the State of Delaware in and for New Castle County), as
                 filed June 5, 1998.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE GNI GROUP, INC.
                                                   (Registrant)



                                           By: /s/ Carl V Rush, Jr.
                                              --------------------------------
                                                   Carl V Rush, Jr.
                                                   President


Dated: June 9, 1998





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
                               INDEX TO EXHIBITS

Exhibit
Number                            Identification of Exhibit
-------                           -------------------------
99.1                              Class Action Complaint, William Chaffin and Marcia Chaffin, Plaintiffs, against Newton
                                  E. Dudney, M.D., Titus H. Harris, Jr.,  Carl V Rush, Jr., G. Stacy Smith, Titus H.
                                  Harris, III and The GNI Group, Inc., C.A. No. 16211-NC, (Delaware Chancery Court for
                                  the State of Delaware in and for New Castle County), as filed June 5, 1998.






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